UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-4049

DWS Income Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	09/30

Date of reporting period:	3/31/09

ITEM 1.           REPORT TO STOCKHOLDERS

  MARCH 31, 2009

Semiannual Report to Shareholders

DWS GNMA Fund

Contents

4 Performance Summary

9 Information About Your Fund's Expenses

11 Portfolio Management Review

17 Portfolio Summary

18 Investment Portfolio

24 Financial Statements

28 Financial Highlights

32 Notes to Financial Statements

42 Summary of Management Fee Evaluation by Independent Fee Consultant

47 Summary of Administrative Fee Evaluation by Independent Fee Consultant

48 Account Management Resources

49 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. In the current market environment, mortgage-backed securities are experiencing increased volatility. Yields will fluctuate in response to changing interest rates and may be affected by the prepayment of mortgage-backed securities. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary March 31, 2009

Classes A and C

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.50%. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated February 1, 2009 are 0.81% and 1.56% for Class A and Class C shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended March 31, 2009.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A and C shares for periods prior to their inception on February 2, 2009 are derived from the historical performance of Class S shares of DWS GNMA Fund during such periods have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 3/31/09
DWS GNMA Fund	6-Month‡	1-Year	3-Year	5-Year	Life of Fund*
Class A	4.73%	5.63%	6.07%	4.49%	5.37%
Class C	4.40%	4.89%	5.30%	3.72%	4.58%
Barclays Capital GNMA Index+	6.33%	7.49%	7.26%	5.50%	6.35%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* Class S shares commenced operations on July 14, 2000. Index returns began on July 31, 2000.
Net Asset Value and Distribution Information
	Class A	Class C	Institutional Class
Net Asset Value: 3/31/09	$ 15.01	$ 15.01	$ 15.01
2/2/09 (commencement of operations)	$ 14.81	$ 14.81	$ 14.81
Distribution Information: Two Months as of 3/31/09: Income Dividends	$ .14	$ .12	$ .14
March Income Dividend	$ .0702	$ .0588	$ .0724
SEC 30-day Yield++	4.37%	3.95%	4.73%
Current Annualized Distribution Rate++	5.61%	4.70%	5.79%
++ The SEC yield is net investment income per share earned over the month ended March 31, 2009, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on March 31, 2009. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS GNMA Fund — Class A [] Barclays Capital GNMA Index+

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 3/31/09
DWS GNMA Fund		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$10,087	$11,397	$11,893	$15,066
	Average annual total return	.87%	4.45%	3.53%	4.81%
Class C	Growth of $10,000	$10,489	$11,674	$12,001	$14,781
	Average annual total return	4.89%	5.30%	3.72%	4.58%
Barclays Capital GNMA Index+	Growth of $10,000	$10,749	$12,341	$13,069	$17,050
	Average annual total return	7.49%	7.26%	5.50%	6.35%

The growth of $10,000 is cumulative.

* Class S shares commenced operations on July 14, 2000. Index returns began on July 31, 2000.
+ The Barclays Capital GNMA Index is an unmanaged, market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated February 1, 2009 is 0.55% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended March 31, 2009.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for the 3-year, 5-year and 10-year periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Return shown for Class S shares for the period prior to its inception July 17, 2000 is derived from the historical performance of the Fund's original share class (Class AARP) of DWS GNMA Fund during such period and have assumed the same expense structure. Any difference in expenses will affect performance. Class AARP shares merged into Class S shares on July 14, 2006.

Average Annual Total Returns as of 3/31/09
DWS GNMA Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class S	4.85%	5.88%	6.34%	4.75%	5.30%
Barclays Capital GNMA Index+	6.33%	7.49%	7.26%	5.50%	6.06%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 3/31/09	$ 15.01
9/30/08	$ 14.72
Distribution Information: Six Months as of 3/31/09: Income Dividends	$ .42
March Income Dividend	$ .0710
SEC 30-day Yield++	4.68%
Current Annualized Distribution Rate++	5.68%
++ The SEC yield is net investment income per share earned over the month ended March 31, 2009, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on March 31, 2009. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Class S Lipper Rankings — GNMA Funds Category as of 3/31/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	34	of	64	53
3-Year	27	of	58	45
5-Year	21	of	57	37

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares.

Growth of an Assumed $10,000 Investment
[] DWS GNMA Fund — Class S [] Barclays Capital GNMA Index+

Yearly periods ended March 31
Comparative Results as of 3/31/09
DWS GNMA Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,588	$12,025	$12,614	$16,766
	Average annual total return	5.88%	6.34%	4.75%	5.30%
Barclays Capital GNMA Index+	Growth of $10,000	$10,749	$12,341	$13,069	$18,010
	Average annual total return	7.49%	7.26%	5.50%	6.06%

The growth of $10,000 is cumulative.

+ The Barclays Capital GNMA Index is an unmanaged, market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (October 1, 2008 to March 31, 2009).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2009
Actual Fund Return	Class A*	Class C*	Class S	Institutional Class*
Beginning Account Value 10/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/09	$ 1,022.90	$ 1,022.20	$ 1,048.50	$ 1,023.30
Expenses Paid per $1,000**	$ .98	$ 2.18	$ 2.76	$ .71
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 10/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/09	$ 1,021.84	$ 1,018.05	$ 1,022.24	$ 1,022.69
Expenses Paid per $1,000**	$ 3.13	$ 6.94	$ 2.72	$ 2.27
* For the period from February 2, 2009 (commencement of operations) to March 31, 2009.
** Expenses (hypothetical expenses if Classes A, C and Institutional had been in existence from 10/1/08) are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratio	Class A	Class C	Class S	Institutional Class
DWS GNMA Fund	.62%	1.38%	.54%	.45%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, the portfolio management team discusses the market environment for bonds and DWS GNMA Fund's performance for the six-month period ended March 31, 2009.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Q: Could you describe the investing environment during the reporting period?

A: As the period began, sentiment in the credit markets continued to deteriorate in the wake of September's turmoil among leading global financial institutions. The fourth quarter of 2008 saw sharp declines in even high-quality non-government sectors, as investors placed a tremendous premium on safety. Investors' risk appetites began to return over the first quarter of 2009, as the extensive government actions to support the financial sector gained traction with market participants. GNMA securities provided attractive returns for the six months, as they were much less impacted by the volatility during the early part of the period than most other sectors.

GNMA investors pay close attention to the direction of interest rates, as falling rates can lead to increased prepayments on underlying loans. During the six-month period, the US Federal Reserve Board (the Fed) did everything it could to bring rates down, including lowering the fed funds rate from 2% to the unprecedented 0% to 0.25% range. Treasury yields finished lower along the length of the curve.1 To illustrate, the two-year Treasury yield fell by 116 basis points, from 1.96% to 0.80%, while the 10-year yield also fell by 116 basis points, from 3.82% to 2.66% (100 basis points equals one percentage point). Mortgage rates fell as well over the period, approaching historical lows, as the cuts in the federal funds rate (the overnight rate banks charge when they borrow money from each other) and other government actions designed to lower costs for borrowers took hold.

1 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields. When the yield curve is characterized as "steep," this is especially true.

Q: How did the fund perform in this environment?

A: For the six months ended March 31, 2009, the fund's Class S shares posted a 4.85% total return, compared with the 6.33% return of its benchmark, the Barclays Capital GNMA Index.2 (Past performance is no guarantee of future results. Please see pages 4 through 8 for the performance of other share classes and more complete performance information.) The fund's return underperformed the 5.45% return of its average peer in

US Treasury Yield Curve (as of 9/30/08 and 3/31/09)

Source: Bloomberg

Chart is for illustrative purposes only and does not represent any DWS Investments product.

Past performance is no guarantee of future results.

the Lipper GNMA Funds category.3 At the close of the period, the fund's duration stood at 1.81 years, compared with 1.73 years for the Barclays Capital GNMA Index.4

2 The Barclays Capital GNMA Index is an unmanaged, market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
3 The Lipper GNMA Funds category includes funds that invest at least 65% of their assets in Government National Mortgage Association securities. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Lipper GNMA Funds category. For the 1-, 5- and 10-year periods, this category's average was 5.50% (64 funds), 4.40% (57 funds) and 5.17% (38 funds), respectively, as of 3/31/09.
4 Duration — a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100-basis-point (one single percentage point) change in market interest rate levels. A duration of 5, for example, means that the price of a bond should rise by approximately 5% for a one-percentage-point drop in interest rates, and fall by 5% for a one-percentage-point rise in interest rates.

Q: Can you give us an overview of how you manage the fund?

A: The fund seeks to produce a high level of income. Our first focus is on the fund's allocation between GNMAs and US Treasuries — both of which are backed by the full faith and credit of the US government.5 We will adjust the fund's Treasury exposure up or down based on our view of the relative value provided by GNMAs versus Treasuries and of how we expect the interest rate environment to impact each sector.

5 The guarantee relates only to the prompt payment of principal and interest and does not remove market risks if the investment is sold prior to maturity.

In putting together the fund's GNMA allocation, we monitor mortgage refinancing activity closely, as this is a good indicator of the fund's exposure to prepayment risk.6 We conduct extensive analysis of prepayment expectations for individual securities. Mortgage characteristics that we evaluate on an ongoing basis include loan age, loan size, geographic concentrations and mortgage pool originator. For example, smaller loan sizes generally mean a slower rate of prepayment, and homeowners in certain regions tend to refinance less frequently. We believe that through this assessment we can help to control the fund's prepayment risk and maintain higher dividends. Conversely, we may also look to purchase securities trading at a price below par and which we hope will prepay at a higher rate, thereby increasing the fund's holding yield.

6 Prepayment risk — In return for yields that historically have averaged one and one- quarter percentage points higher than Treasury securities of comparable maturity, one of the risks of holding mortgage securities directly, or in the form of a GNMA or other mortgage-backed mutual fund investment, is prepayment risk. Although a typical mortgage-backed security may represent a pool of 30-year mortgages, its actual maturity will be substantially shorter if interest rates decline, and if many homeowners decide to refinance at a lower mortgage rate. Prepayments result in unpredictable cash flows over the life of the security, which may adversely affect the security's yield. They may also limit the potential price gain of the mortgage-backed security when rates are falling. In response, the mortgage market has become increasingly sophisticated in predicting prepayment risk. A higher level of certainty regarding the eventual maturity dates for a pool of mortgages can be achieved through careful security selection. Source: Mutual Fund Education Alliance

We do not try to choose securities based on their duration. Instead, we look for securities that we feel are inexpensive relative to the fund's benchmark.

Q: What were the fund's primary strategies during the period?

A: We have for some time had the fund positioned in expectation of an overall environment of lower interest rates, based on the Fed's clear commitment to bring borrowing costs down. Such an environment normally leads to more rapid prepayment of underlying mortgages and makes investors less willing to pay for threatened cash flows from higher-coupon mortgages.7 In order to protect against such a scenario, we have been focusing on structures resistant to prepayment, such as lower-coupon securities backed by seasoned mortgages. This focus on minimizing prepayment risk detracted from returns early in the period. As the period progressed, these holdings began to rebound as mortgage rates fell substantially and investor concerns over the risk of mortgage prepayments increased. Within the collateralized mortgage obligation (CMO) sector, we had exposure to tranches structured to benefit from any accelerated return of principal driven by a rise in prepayments, and these holdings performed similarly.

7 Coupon — The interest rate on a bond the issuer (in the case of mortgage-backed securities, the government) promises to pay to the holder of the bond until maturity, expressed as an annual percentage of face value. As an example, a bond with a 10% coupon would pay $100 on $1,000 of the face amount each year. When mortgages are pooled for sale to investors, they are pooled by the note rate that the homeowner pays to his mortgage company, so that a GNMA security with a 6% coupon would only contain mortgages where homeowners are paying roughly 6% mortgage interest rates and a GNMA with a 7.0% coupon would be a pool of homeowners with roughly 7% interest rates on their mortgages. A coupon's relationship to current interest rates helps determine how likely that homeowner is to refinance his mortgage, causing a prepayment. As a rule of thumb, a higher coupon rate will be more sensitive to prepayments of the mortgage than lower coupons will be.

GNMA securities in a nutshell

Government National Mortgage Association (GNMA) securities, commonly called "Ginnie Mae" securities, are backed by the full faith and credit of the US government with respect to payment of principal and interest. Each GNMA mortgage-backed security represents an aggregated pool of homeowners' mortgages from which investors receive principal and interest payments each month. If interest rates fall, homeowners tend to refinance and pay off their existing mortgages earlier, and mortgage-backed investors are forced to reinvest the proceeds at lower prevailing rates. If interest rates rise, principal for the mortgages underlying GNMA securities tends to be repaid more slowly, and an investor receives the coupon interest on the security over a longer time horizon. The value of GNMAs issued recently with coupons that reflect lower prevailing rates can be less attractive to investors and may experience a greater price decline if market interest rates rise, reducing returns to investors. As a result, funds that invest primarily in GNMAs tend to perform best in environments in which interest rates do not change dramatically.

We continued to strive to minimize exposure to US Treasury securities, given the extraordinary decline in Treasury yields that has occurred. While the fund had very little exposure to US Treasuries during the period, we traded in and out of a modest position of 5% or less in Treasury Inflation-Protected Securities (TIPS). For much of the period, TIPS were pricing in expectations for several years of deflation, and as a result presented attractive value. This TIPS exposure helped the fund's performance over the six months. Given low Treasury yields, we continue to favor exposure to TIPS over Treasuries.

In addition to focusing on mortgage pools with certain characteristics, the fund has the ability to manage prepayment risk by performing dollar rolls. Simply stated, a dollar roll involves the fund contracting to buy a mortgage-backed security at a future date, and in the interim investing the purchase amount in short-term, high-quality interest-paying instruments. This strategy can boost the fund's income by providing leveraged exposure to the mortgage-backed market. At the end of the period we were dollar-rolling about 7% of the fund's assets.

Q: How do you assess the economic environment for mortgage securities at present?

A: Broadly speaking, presently mortgage-backed securities appear favorably valued versus Treasuries. At the close of the period, GNMAs continued to provide a yield advantage versus equivalent maturity Treasuries of well over 200 basis points.

We remain focused on the potential impact on interest rates, GNMA prepayment rates and US government policy. In this vein, we continue to expect the Fed and Treasury to do whatever it takes to get credit flowing and lending back on track. This policy objective continues to carry with it the potential for an increase in refinancing by homeowners and in mortgage prepayment rates. Any increase in refinancing may be restrained to a degree by the tightening in mortgage underwriting standards that has occurred and by homeowners with negative equity following the collapse in home prices. Nonetheless, we believe a continued focus on low coupons, smaller loan balances and other characteristics resistant to prepayment makes sense for now, given that mortgage rates have fallen to the 4.5% range.

We will continue to monitor the economy and Fed policy closely as we position the fund going forward.

Portfolio Summary

Sector Diversification (As a % of Investment Portfolio excluding Securities Lending Collateral)	3/31/09	9/30/08

Government National Mortgage Association	78%	90%
US Government Agency Sponsored	9%	6%
Cash Equivalents	7%	—
Government & Agency Obligations	6%	4%
	100%	100%
Coupons*	3/31/09	9/30/08

Less than 4.5%	8%	9%
4.5%-5.49%	27%	26%
5.5%-6.49%	49%	50%
6.5%-7.49%	12%	11%
7.5% and Greater	4%	4%
	100%	100%
Effective Maturity*	3/31/09	9/30/08

Less than 5 years	84%	19%
5-8 years	5%	62%
Greater than 8 years	11%	19%
	100%	100%

Weighted average effective maturity: 3.6 and 6.8 years, respectively.

* Excludes Cash Equivalents, Securities Lending Collateral and US Treasury Bills

Sector diversification, coupons and effective maturity are subject to change.

For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of March 31, 2009 (Unaudited)

	Principal Amount ($)	Value ($)

Government National Mortgage Association 73.7%
Government National Mortgage Association:
4.5%, 2/1/2038 (a)	58,000,000	59,305,000
5.0%, with various maturities from 11/15/2032 until 3/15/2039 (a) (b)	288,815,123	300,291,289
5.5%, with various maturities from 7/20/2013 until 1/15/2039 (a) (b)	431,106,140	451,453,121
6.0%, with various maturities from 7/15/2014 until 1/15/2039 (a) (b)	547,902,576	577,709,751
6.5%, with various maturities from 6/15/2023 until 2/15/2039	125,071,244	132,037,646
7.0%, with various maturities from 6/15/2009 until 11/15/2038 (b)	73,765,234	78,351,151
7.5%, with various maturities from 6/15/2009 until 1/15/2037	30,960,339	32,988,739
8.0%, with various maturities from 8/20/2012 until 9/20/2013	72,665	76,111
9.0%, with various maturities from 2/15/2020 until 7/15/2030	1,102,110	1,226,870
10.5%, with various maturities from 10/20/2016 until 1/20/2021	367,733	422,517
11.5%, with various maturities from 4/15/2013 until 2/15/2016	85,003	96,617
12.0%, with various maturities from 12/15/2012 until 7/15/2015	312,456	359,766
12.5%, with various maturities from 5/15/2010 until 8/15/2015	161,743	184,722
13.0%, 5/15/2015	4,960	5,754
13.5%, with various maturities from 11/15/2012 until 9/15/2014	26,873	31,274
14.0%, 7/15/2011	12,729	13,682
14.5%, 10/15/2014	19,185	22,425
Total Government National Mortgage Association (Cost $1,587,942,275)		1,634,576,435

Collateralized Mortgage Obligations 16.0%
Federal Home Loan Mortgage Corp.:
"AF", Series 2892, 0.856%*, 5/15/2021	3,718,239	3,698,992
"FO", Series 2418, 1.456%*, 2/15/2032	3,905,002	3,862,390
"GF", Series 2412, 1.506%*, 2/15/2032	6,457,713	6,418,386
"FA", Series 2419, 1.556%*, 2/15/2032	3,741,079	3,704,136
"F", Series 2439, 1.556%*, 3/15/2032	4,486,392	4,471,336
"FA", Series 2436, 1.556%*, 3/15/2032	4,486,392	4,471,336
"FD", Series 3519, 1.97%*, 2/15/2038	17,000,000	17,306,510
"BI", Series 3499, Interest Only, 4.0%, 9/15/2021	2,592,077	187,122
"GZ", Series 2906, 5.0%, 9/15/2034	21,272,878	20,751,703
"SL", Series 2882, Interest Only, 6.644%**, 10/15/2034	5,401,180	560,021
Federal National Mortgage Association:
"FC", Series 2006-123, 0.782%*, 1/25/2037	5,936,059	5,906,735
"OF", Series 2001-60, 1.472%*, 10/25/2031	1,776,257	1,763,380
"OF", Series 2001-70, 1.472%*, 10/25/2031	710,503	703,843
"FB", Series 2002-30, 1.522%*, 8/25/2031	5,011,758	4,988,489
"FA", Series 2003-11, 1.522%*, 9/25/2032	4,126,082	4,111,402
"25", Series 351, Interest Only, 4.5%, 5/1/2019	8,083,064	814,380
"20", Series 334, Interest Only, 5.0%, 3/1/2018	7,540,931	713,966
"21", Series 334, Interest Only, 5.0%, 3/1/2018	9,312,052	879,502
"23", Series 339, Interest Only, 5.0%, 7/1/2018	6,591,428	623,720
"ZA", Series 2008-24, 5.0%, 4/25/2038	15,767,429	14,537,613
"AN", Series 2007-108, 8.87%*, 11/25/2037	15,209,150	16,150,131
Government National Mortgage Association:
"CO", Series 2002-76, Principal Only, Zero Coupon, 3/22/2032	2,568,239	1,564,562
"PO", Series 2007-58, Principal Only, Zero Coupon, 10/20/2037	7,868,386	7,138,091
"FP", Series 2005-61, 0.776%*, 8/16/2035	27,372,074	26,573,373
"FH", Series 2007-33, 0.845%*, 6/20/2037	126,840	126,761
"FN", Series 2007-51, 0.965%*, 8/20/2037	2,522,973	2,335,763
"FP", Series 2003-67, 1.445%*, 8/20/2033	14,971,875	14,783,980
"PZ", Series 2004-74, 4.0%, 9/20/2034	3,590,577	3,159,213
"ZC", Series 2003-86, 4.5%, 10/20/2033	2,232,026	2,099,948
"A1", Series 2008-36, Interest Only, 5.0%, 10/16/2022	12,036,239	1,040,715
"GD", Series 2004-26, 5.0%, 11/16/2032	21,000,000	21,933,251
"LG", Series 2003-70, 5.0%, 8/20/2033	5,000,000	4,995,421
"KE", Series 2004-19, 5.0%, 3/16/2034	5,000,000	4,983,562
"PH", Series 2004-80, 5.0%, 7/20/2034	11,000,000	11,064,801
"LE", Series 2004-87, 5.0%, 10/20/2034	7,000,000	6,903,090
"ZB", Series 2005-15, 5.0%, 2/16/2035	12,259,824	11,973,263
"GZ", Series 2005-44, 5.0%, 7/20/2035	3,602,272	3,364,294
"CK", Series 2007-31, 5.0%, 5/16/2037	9,000,000	9,174,415
"AI", Series 2008-77, Interest Only, 5.5%, 10/20/2020	3,722,877	73,869
"AI", Series 2008-40, Interest Only, 5.5%, 5/16/2023	5,130,062	498,480
"AI", Series 2008-51, Interest Only, 5.5%, 5/16/2023	14,686,620	1,537,790
"PZ" Series 2003-25, 5.5%, 4/20/2033	6,917,892	7,138,599
"TZ", Series 2003-85, 5.5%, 10/20/2033	6,730,665	6,695,331
"PI", Series 2004-28, Interest Only, 5.5%, 11/20/2033	4,503,035	327,277
"PC", Series 2007-2, 5.5%, 6/20/2035	11,510,346	12,193,759
"Z", Series 2005-96, 5.5%, 12/16/2035	7,797,523	7,701,391
"PD", Series 2005-91, 5.5%, 12/20/2035	5,000,000	4,967,270
"ZA", Series 2007-30, 5.5%, 5/16/2037	5,549,093	5,445,361
"SF", Series 2002-63, Interest Only, 5.724%**, 9/16/2032	5,646,248	414,019
"SP", Series 2005-61, Interest Only, 5.724%**, 8/16/2035	14,222,006	953,469
"IJ", Series 2007-53, Interest Only, 5.75%, 6/20/2035	1,184,686	20,573
"SW", Series 2006-38, Interest Only, 5.955%**, 6/20/2036	3,027,296	160,816
"ZB", Series 2005-65, 6.0%, 9/20/2032	18,881,685	19,930,204
"PH" Series 2002- 84, 6.0%, 11/16/2032	9,000,000	9,386,020
"PB", Series 2005-92, 6.0%, 12/20/2035	8,000,000	8,467,814
"GS", Series 2006-16, Interest Only, 6.445%**, 4/20/2036	14,958,185	918,118
"KS", Series 2004-96, Interest Only, 6.455%**, 7/20/2034	13,247,365	917,693
"IO", Series 2006-61, Interest Only, 6.5%, 11/20/2036	11,460,005	1,182,824
"SY", Series 2004-47, Interest Only, 6.504%**, 1/16/2034	14,950,655	1,208,336
"LS", Series 2003-74, Interest Only, 6.605%**, 12/20/2030	2,510,069	136,715
"SN", Series 2005-68, Interest Only, 6.644%**, 1/17/2034	31,486,898	1,884,201
"SU", Series 2004-30, Interest Only, 6.655%**, 2/20/2032	17,952,459	887,498
"ST", Series 2004-71, 7.0%, 9/20/2034	5,521,686	5,385,873
"S", Series 2008-47, Interest Only, 7.144%**, 6/16/2038	30,156,061	2,631,234
"SM", Series 2003-60, Interest Only, 7.194%**, 1/16/2033	25,632,486	2,237,698
"SJ", Series 1999-43, Interest Only, 7.444%**, 11/16/2029	7,452,213	807,801
"QA", Series 2002-13, Interest Only, 7.494%**, 2/16/2032	2,542,901	302,750
Total Collateralized Mortgage Obligations (Cost $340,063,409)		354,252,379

US Government Agency Sponsored Pass-Throughs 4.0%
Federal Home Loan Mortgage Corp.:
5.858%*, 1/1/2037	17,123,106	17,821,275
7.0%, 10/1/2038 (a)	6,278,139	6,685,972
Federal National Mortgage Association:
5.5%, 5/1/2035 (a)	53,000,000	55,004,062
6.0%, 12/1/2020	10,120,706	10,647,354
Total US Government Agency Sponsored Pass-Throughs (Cost $89,461,106)		90,158,663

Government & Agency Obligations 7.1%
US Government Sponsored Agencies 4.3%
Federal Home Loan Bank:
7.2%*, 3/18/2024	5,880,000	5,791,800
7.45%*, 10/16/2023 (c)	12,000,000	12,000,000
Federal Home Loan Mortgage Corp.:
1.5%, 1/7/2011 (c)	10,000,000	10,030,280
1.625%, 4/26/2011	14,545,000	14,587,937
Federal National Mortgage Association:
1.75%, 3/23/2011	20,000,000	20,128,700
8.45%*, 2/27/2023 (c)	25,000,000	24,000,000
State Street Corp., FDIC Guaranteed, 2.15%, 4/30/2012	8,305,000	8,339,158
		94,877,875
US Treasury Obligations 2.8%
US Treasury Bills:
0.04%***, 5/21/2009 (d)	527,000	526,889
0.13%***, 6/11/2009 (d)	8,167,000	8,164,068
0.24%***, 7/9/2009 (d)	1,064,000	1,063,395
US Treasury Inflation-Indexed Note, 2.0%, 4/15/2012 (b)	16,645,920	17,124,490
US Treasury Note, 4.875%, 4/30/2011	33,000,000	35,761,176
		62,640,018
Total Government & Agency Obligations (Cost $158,126,431)		157,517,893
	Shares	Value ($)

Securities Lending Collateral 16.0%
Daily Assets Fund Institutional, 0.78% (e) (f) (Cost $354,984,262)	354,984,262	354,984,262

Cash Equivalents 7.9%
Cash Management QP Trust, 0.53% (e) (Cost $174,949,965)	174,949,965	174,949,965
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $2,705,527,448)+	124.7	2,766,439,597
Other Assets and Liabilities, Net	(24.7)	(547,901,276)
Net Assets	100.0	2,218,538,321
* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of March 31, 2009.
** These securities are shown at their current rate as of March 31, 2009.
*** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $2,705,754,954. At March 31, 2009, net unrealized appreciation for all securities based on tax cost was $60,684,643. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $69,018,807 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $8,334,164.
(a) When-issued or delayed delivery securities included.
(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at March 31, 2009 amounted to $348,926,296, which is 15.7% of net assets.
(c) At March 31, 2009, this security has been pledged, in whole or in part, as collateral for open written options.
(d) At March 31, 2009, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(e) Affiliated fund managed by Deutsche Asset Management Inc. The rate shown is the annualized seven-day yield at period end.
(f) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower income.

FDIC: Federal Deposit Insurance Corp.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

Included in the portfolio are investments in mortgage securities which are interests in separate pools of mortgages. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At March 31, 2009, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation ($)
10-Year Interest Rate Swap	6/15/2009	375	46,446,363	47,414,063	967,700
2-Year US Treasury Note	6/30/2009	1,033	224,071,236	225,081,010	1,009,774
Total unrealized appreciation					1,977,474

At March 31, 2009, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Depreciation ($)
10-Year US Treasury Note	6/19/2009	2,846	348,809,766	353,126,358	(4,316,592)

At March 31, 2009, open written option contracts were as follows:

Written Options	Contract Amount	Expiration Date	Value ($)*
Call Options Option on an interest rate swap for the obligation to receive a fixed rate of 2.7% versus the one-year LIBOR expiring on October 13, 2010	69,000,000	10/13/2009	943,913
Option on an interest rate swap for the obligation to receive a fixed rate of 3.12% versus the one-year LIBOR expiring on September 18, 2010	69,000,000	9/18/2009	2,864
Total Call Options (Premiums received $815,925)			946,777
Put Options Option on an interest rate swap for the obligation to pay a fixed rate of 2.7% versus the one-year LIBOR expiring on October 13, 2010	69,000,000	10/13/2009	10,288
Option on an interest rate swap for the obligation to pay a fixed rate of 3.12% versus the one-year LIBOR expiring on September 18, 2010	69,000,000	9/18/2009	1,931,821
Total Put Options (Premiums received $815,925)			1,942,109
	Coupon Rate (%)	Contract Amount	Expiration Date	Strike Price ($)	Value ($)*
Call Options 30-Year GNSF	5.0	30,000,000	4/13/2009	101.4	664,665
30-Year GNSF	4.5	30,000,000	4/13/2009	100.3	600,000
30-Year GNSF	6.0	30,000,000	5/12/2009	104.1	112,500
30-Year GNSF	5.0	30,000,000	5/12/2009	101.8	459,375
30-Year GNSF	5.5	30,000,000	4/13/20009	102.8	360,627
30-Year GNSF	5.5	60,000,000	5/12/2009	102.6	675,000
30-Year GNSF	5.0	30,000,000	4/13/2009	102.2	431,250
30-Year GNSF	5.0	30,000,000	5/12/2009	102.3	328,125
30-Year GNSF	5.0	30,000,000	5/12/2009	103.1	122,859
30-Year GNSF	6.0	30,000,000	5/12/2009	103.5	243,750
30-Year GNSF	5.5	30,000,000	5/12/2009	103.0	243,750
Total Call Options (Premiums received $1,845,704)					4,241,901
Put Options 30-Year GNSF	6.0	30,000,000	4/13/2009	102.5	9,375
30-Year GNSF	5.5	30,000,000	4/13/2009	101.9	434
30-Year GNSF	5.5	30,000,000	4/13/2009	102.5	9,375
30-Year GNSF	6.0	30,000,000	4/13/2009	103.0	9,375
30-Year GNSF	5.0	30,000,000	4/13/2009	101.0	9,375
Total Put Options (Premiums received $750,000)					37,934
Total Written Options (Total premiums received $4,227,554)					7,168,721
* Unrealized depreciation at March 31, 2009 was $2,941,167.

GNSF: Government National Single Family.

LIBOR: Represents the London InterBank Offered Rate.

Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," establishes a three-tier hierarchy for measuring fair value and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities	Options Written, at Value	Other Financial Instruments++
Level 1	$ 354,984,262	$ —	$ (2,339,118)
Level 2	2,399,455,335	(2,888,886)	—
Level 3	12,000,000	(4,279,835)	—
Total	$ 2,766,439,597	$ (7,168,721)	$ (2,339,118)
++ Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value at March 31, 2009:

	Investments in Securities	Written Options
Balance as of September 30, 2008	$ 12,000,000	$ (2,129,688)
Total realized gain (loss)	—	2,746,094
Change in unrealized appreciation (depreciation)	—	(2,422,412)
Amortization premium/discount	—	—
Net purchases (sales)	—	(2,473,829)
Net transfers in (out) of Level 3	—	—
Balance as of March 31, 2009	$ 12,000,000	$ (4,279,835)
Net change in unrealized appreciation (depreciation) from investments still held as of March 31, 2009	$ —	$ (1,684,132)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2009 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $2,175,593,221) — including $348,926,296 of securities loaned	$ 2,236,505,370
Investment in Cash Management QP Trust (cost $174,949,965)	174,949,965
Investment in Daily Assets Fund Institutional (cost $354,984,262)*	354,984,262
Total investments in securities, at value (cost $2,705,527,448)	2,766,439,597
Receivable for investments sold	4,877,788
Receivable for when-issued and delayed securities sold	136,122,758
Receivable for Fund shares sold	440,316
Interest receivable	10,917,873
Other assets	103,396
Total assets	2,918,901,728
Liabilities
Cash overdraft	2,013,118
Payable upon return of securities loaned	354,984,262
Payable for investments purchased	65,157,946
Payable for when-issued and delayed delivery securities purchased	268,447,252
Options written, at value (premium received $4,227,554)	7,168,721
Payable for Fund shares redeemed	576,388
Accrued management fee	567,724
Payable for daily variation margin on open futures contracts	470,592
Other accrued expenses and payables	977,404
Total liabilities	700,363,407
Net assets, at value	$ 2,218,538,321
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2009 (Unaudited) (continued)
Net Assets Consist of
Undistributed net investment income	7,049,660
Net unrealized appreciation (depreciation) on: Investments	60,912,149
Futures	(2,339,118)
Written options	(2,941,167)
Accumulated net realized gain (loss)	(123,149,306)
Paid-in capital	2,279,006,103
Net assets, at value	$ 2,218,538,321
Net Asset Value
Class A Net Asset Value, offering and redemption price(a) per share ($486,086 ÷ 32,390 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 15.01
Maximum offering price per share (100 ÷ 95.50 of $15.01)	$ 15.72
Class C Net Asset Value, offering and redemption price(a) per share ($590,150 ÷ 39,307 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 15.01
Class S Net Asset Value, offering and redemption price(a) per share ($2,213,658,154 ÷ 147,449,754 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 15.01
Institutional Class Net Asset Value, offering and redemption price(a) per share ($3,803,931 ÷ 253,439 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 15.01
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended March 31, 2009 (Unaudited)
Investment Income
Income: Interest	$ 54,415,052
Interest — Cash Management QP Trust	558,180
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	2,565,805
Total Income	57,539,037
Expenses: Management fee	3,453,332
Administration fee	1,096,296
Distribution and service fees	302
Services to shareholders	1,020,651
Reports to shareholders	73,696
Professional fees	121,197
Custodian fee	64,885
Trustees' fees and expenses	27,544
Registration fees	19,451
Other	93,982
Total expenses before expense reductions	5,971,336
Expense reductions	(65)
Total expenses after expense reductions	5,971,271
Net investment income	51,567,766
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	10,501,286
Futures	(33,667,680)
Written options	9,362,501
(13,803,893)
Change in net unrealized appreciation (depreciation) on: Investments	74,826,306
Futures	(4,006,704)
Written options	(3,274,660)
67,544,942
Net gain (loss)	53,741,049
Net increase (decrease) in net assets resulting from operations	$ 105,308,815

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008
Operations: Net investment income	$ 51,567,766	$ 113,518,707
Net realized gain (loss)	(13,803,893)	13,861,930
Change in net unrealized appreciation (depreciation)	67,544,942	16,815,110
Net increase (decrease) in net assets resulting from operations	105,308,815	144,195,747
Distributions to shareholders from: Net investment income: Class A	(2,654)	—
Class C	(2,220)	—
Class S	(62,632,330)	(122,699,683)
Institutional Class	(37,527)	—
Total distributions	(62,674,731)	(122,699,683)
Fund share transactions: Proceeds from shares sold	65,291,717	72,095,490
Reinvestment of distributions	42,270,278	81,607,557
Cost of shares redeemed	(148,685,520)	(305,692,393)
Redemption fees	35,676	17,986
Net increase (decrease) in net assets from Fund share transactions	(41,087,849)	(151,971,360)
Increase (decrease) in net assets	1,546,235	(130,475,296)
Net assets at beginning of period	2,216,992,086	2,347,467,382
Net assets at end of period (including undistributed net investment income of $7,049,660 and $18,156,625, respectively)	$ 2,218,538,321	$ 2,216,992,086

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	2009[a]
Selected Per Share Data
Net asset value, beginning of period	$ 14.81
Income (loss) from investment operations: Net investment income[b]	.11
Net realized and unrealized gain (loss)	.23
Total from investment operations	.34
Less distributions from: Net investment income	(.14)
Redemption fees	.00***
Net asset value, end of period	$ 15.01
Total Return (%)	2.29**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.49
Ratio of expenses (%)	.62*
Ratio of net investment income (%)	4.68*
Portfolio turnover rate (%)	119**
[a] For the period from February 2, 2009 (commencement of operations) to March 31, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
* Annualized
** Not annualized
*** Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

Class C	2009[a]
Selected Per Share Data
Net asset value, beginning of period	$ 14.81
Income (loss) from investment operations: Net investment income[b]	.09
Net realized and unrealized gain (loss)	.23
Total from investment operations	.32
Less distributions from: Net investment income	(.12)
Redemption fees	.00***
Net asset value, end of period	$ 15.01
Total Return (%)	2.22**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.59
Ratio of expenses (%)	1.38*
Ratio of net investment income (%)	3.92*
Portfolio turnover rate (%)	119**
[a] For the period from February 2, 2009 (commencement of operations) to March 31, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
* Annualized
** Not annualized
*** Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

Class S Years Ended September 30,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 14.72	$ 14.60	$ 14.67	$ 14.86	$ 15.14	$ 15.26
Income (loss) from investment operations: Net investment income[b]	.35	.73	.71	.66	.61	.49
Net realized and unrealized gain (loss)	.36	.18	(.04)	(.14)	(.21)	.00***
Total from investment operations	.71	.91	.67	.52	.40	.49
Less distributions from: Net investment income	(.42)	(.79)	(.74)	(.71)	(.68)	(.61)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 15.01	$ 14.72	$ 14.60	$ 14.67	$ 14.86	$ 15.14
Total Return (%)	4.85**	6.45	4.76[c]	3.47[c]	2.77	3.31[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2,214	2,217	2,347	2,645	283	330
Ratio of expenses before expense reductions (%)	.54*	.55	.58	.62	.60	.68
Ratio of expenses after expense reductions (%)	.54*	.55	.56	.59	.60	.64
Ratio of net investment income (%)	4.70*	4.95	4.85	4.55	4.05	3.25
Portfolio turnover rate (%)	119**	220	381	289	300	302
[a] For the six months ended March 31, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

Institutional Class	2009[a]
Selected Per Share Data
Net asset value, beginning of period	$ 14.81
Income (loss) from investment operations: Net investment income[b]	.11
Net realized and unrealized gain (loss)	.23
Total from investment operations	.34
Less distributions from: Net investment income	(.14)
Redemption fees	.00***
Net asset value, end of period	$ 15.01
Total Return (%)	2.33**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4
Ratio of expenses (%)	.45*
Ratio of net investment income (%)	4.85*
Portfolio turnover rate (%)	119**
[a] For the period from February 2, 2009 (commencement of operations) to March 31, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
* Annualized
** Not annualized
*** Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS GNMA Fund (the "Fund") is a diversified series of DWS Income Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. On February 2, 2009, the Fund commenced offering Class A, Class C and Institutional Class shares. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such services to shareholders, distribution and service fees, and certain other class-specific expenses. Differences in class-level expenses may result payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting, subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), effective at the beginning of the Fund's fiscal year. Disclosure about the classification of fair value measurements is included at the end of the Fund's Investment Portfolio.

New Accounting Pronouncements. In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities." FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently reviewing the enhanced disclosure requirements for the adoption of FAS 161.

In addition, in April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently reviewing the enhanced disclosure requirements for the adoption of FSP 157-4.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate changes and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its costs.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into options on interest rate swaps. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Swap Agreements. The Fund may enter into interest rate swap transactions to reduce the interest rate risk inherent in the Fund's underlying investments. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund agrees to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The payment obligations would be based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. In connection with these agreements, securities and or cash may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default. Payments received or made are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by the counterparty and the change in value is recorded as unrealized appreciation or depreciation.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At September 30, 2008, the Fund had a net tax basis capital loss carryforward of approximately $97,161,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2012 ($34,927,000), September 30, 2013 ($5,724,000), September 30, 2014 ($21,528,000) and September 30, 2015 ($34,982,000), the respective expiration dates, whichever occurs first, subject to certain limitations under Sections 381-384 of the Internal Revenue Code.

In addition, from November 1, 2007 through September 30, 2008, the Fund incurred approximately $10,346,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended September 30, 2009.

The Fund has reviewed the tax positions for the open tax years as of September 30, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures, mortgage backed securities, premium amortization on debt securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on the trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended March 31, 2009, purchases and sales of investment securities (excluding short-term investments and US Treasury obligations) aggregated $2,584,206,574 and $2,778,104,029, respectively. Purchases and sales of US Treasury obligations aggregated $123,012,699 and $121,449,809, respectively.

For the six months ended March 31, 2009, transactions for written options on swaps and securities were as follows:

	Number of Contracts	Premium
Outstanding, beginning of period	548,000,000	$ 3,637,319
Options written	1,488,000,000	10,557,422
Options closed	(180,000,000)	(900,000)
Options expired	(1,010,000,000)	(8,584,375)
Options exercised	(60,000,000)	(482,812)
Outstanding, end of period	786,000,000	$ 4,227,554

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $5.0 billion of the Fund's average daily net assets	.315%
Next $1.0 billion of such net assets	.300%
Over $6.0 billion of such net assets	.285%

Accordingly, for the six months ended March 31, 2009, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.315% of the Fund's average daily net assets.

For the period from February 2, 2009 through January 31, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of certain classes as follows:

Class A	.89%
Class C	1.64%
Institutional Class	.64%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended March 31, 2009, the Advisor received an Administration Fee of $1,096,296, of which $187,593 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholders servicing fee it receives from the Fund. For the six months ended March 31, 2009 for Class S and for the period from February 2, 2009 (commencement of operations) for Class A, C and Institutional Class shares, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at March 31, 2009
Class A	$ 7	$ 7
Class C	7	7
Class S	852,564	524,793
Institutional Class	7	7
	$ 852,585	$ 524,814

Distribution and Service Fees. Under the Fund's Class C 12b-1 plan, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Service Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the period from February 2, 2009 (commencement of operations) through March 31, 2009, the Distribution Fee aggregated $200, of which $198 is unpaid.

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the period from February 2, 2009 (commencement of operations) through March 31, 2009, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at March 31, 2009	Annualized Effective Rate
Class A	$ 62	$ 54.15%
Class C	40	39.15%
	$ 102	$ 93

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the period from February 2, 2009 (commencement of operations) through March 31, 2009 aggregated $146.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. There were no CDSC fees charged for the period from February 2, 2009 (commencement of operations) to March 31, 2009.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended March 31, 2009, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $12,127, all of which was paid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended March 31, 2009, the Fund's custodian fee was reduced by $12 and $53, respectively, for custody and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Period Ended March 31, 2009		Year Ended September 30, 2008
	Shares	Dollars	Shares	Dollars
Shares sold
Class A*	32,424	$ 482,496	—	$ —
Class C*	39,203	585,430	—	—
Class S	4,078,255	60,255,251	4,859,906	72,095,490
Institutional Class*	267,925	3,968,540	—	—
		$ 65,291,717		$ 72,095,490
Shares issued to shareholders in reinvestment of distributions
Class A*	156	$ 2,332	—	$ —
Class C*	104	1,562	—	—
Class S	2,865,652	42,228,857	5,529,623	81,607,557
Institutional Class*	2,518	37,527	—	—
		$ 42,270,278		$ 81,607,557
Shares redeemed
Class A*	(190)	$ (2,838)	—	$ —
Class S	(10,058,238)	(148,429,686)	(20,656,252)	(305,692,393)
Institutional Class*	(17,004)	(252,996)	—	—
		$ (148,685,520)		$ (305,692,393)
Redemption fees		$ 35,676		$ 17,986
Net increase (decrease)
Class A*	32,390	$ 481,990	—	$ —
Class C*	39,307	586,992	—	—
Class S	(3,114,331)	(45,909,902)	(10,266,723)	(151,971,360)
Institutional Class*	253,439	3,753,071	—	—
		$ (41,087,849)		$ (151,971,360)
* For the period from February 2, 2009 (commencement of operations) through March 31, 2009.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Summary of Administrative Fee Evaluation by Independent Fee Consultant

September 29, 2008

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of the proposed management fees to be charged by DeAM to the DWS Funds, taking onto account a proposal to pass through to the funds certain fund accounting-related charges in connection with new regulatory requirements. My evaluation considered the following:

• While the proposal would alter the services to be provided under the Administration Agreement, which I consider to be part of fund management under the Order, it is my opinion that the change in services is slight and that the scope of prospective services under the combination of the Advisory and Administration Agreements continues to be comparable with those typically provided to competitive funds under their management agreements.

• While the proposal would increase fund expenses, according to a pro forma analysis performed by management, the prospective effect is less than .01% for all but seven of the DeAM Funds' 438 active share classes, and in all cases the effect is less than .03% and overall expenses would remain reasonable in my opinion.

Based on the foregoing considerations, in my opinion the fees and expenses for all of the DWS Funds will remain reasonable if the Directors adopt this proposal.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Class S have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	GGGGX	GCGGX	SGINX	GIGGX
CUSIP Number	23337P 308	23337P 407	23337P 209	23337P 506
Fund Number	1093	1393	2393	1493

Privacy Statement

Dear Valued Client:

We want to make sure you know our policy regarding the way in which our clients' private information is handled at DWS Investments. The following information is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number, and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians and broker-dealers to assist us in processing transactions and servicing your account.

In addition, we may disclose the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. These organizations may only use client information for the purpose designated by the companies listed above, and additional requirements beyond federal law may be imposed by certain states. To the extent that these state laws apply, we will comply with them before we share information about you.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required to or may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

At any time, if you have questions about our policy, please write to us at:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415 September 2008

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS GNMA, a series of DWS Income Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	May 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS GNMA Fund a series of DWS Income Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	May 29, 2009

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:                                        May 29, 2009